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                                                                     Exhibit 3.3

             COMMON STOCK                            INCORPORATED UNDER THE LAWS
             PAR VALUE $.01                           OF THE STATE OF DELAWARE


----------                                                            ----------
NUMBER       [MYKROLIS LOGO APPEARS HERE]                               SHARES
------
MYK
----------           [STATUE OF LIBERTY LOGO APPEARS HERE]            ----------

             THIS CERTIFICATE IS TRANSFERRABLE              CUSIP 62852P 10 3
              IN CANTON, MA, JERSEY CITY, NJ                SEE REVERSE SIDE FOR
                  AND NEW YORK CITY, NY                     CERTAIN DEFINITIONS

                             MYKROLIS CORPORATION

--------------------------------------------------------------------------------
THIS CERTIFIES THAT



IS THE OWNER OF
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          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Mykrolis Corporation transferable upon the books of the corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and amendments thereof and By-Laws of the corporation. This certificate is not valid until countersigned by the transfer agent and registered by the registrar.

     In Witness Whereof, Mykrolis Corporation has caused the facsimile of its corporation seal to be hereunto affixed and this certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated:
COUNTERSIGNED AND REGISTERED:
     EquiServe Trust Company, N.A.
                     TRANSFER AGENT
                     AND REGISTRAR

             [MYKROIS CORPORATION 2000 DELAWARE SEAL APPEARS HERE]
BY
     Stephen Cesso                          C. William Zadel
     ------------------------------         ------------------------------------
               AUTHORIZED SIGNATURE         CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                            Peter W. Walcott
                                            ------------------------------------
                                                                       SECRETARY

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                             MYKROLIS CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common        UNIFORM GIFT MIN ACT-______Custodian_______
TEN ENT--as tenants by the                                (Cust)         (Minor)
         entireties                  under Uniform Gifts to Minors Act__________
JT TEN --as joint tenants with                                          (State)
         right of survivorship
         and not as tenants in
         common.

    Additional abbreviations may also be used though not in the above list.

    For value received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
       OF ASSIGNEE

_____________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________


________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________

                      ---------------------------------------------------------
                      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


Signature(s) Guaranteed: _______________________________________________________
                         The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion program), pursuant to S.E.C. Rule 17Ad-15.